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                                                                    EXHIBIT 99.2

                 NON-COMPETITION AND NON-SOLICITATION AGREEMENT

      This Non-competition and Non-solicitation Agreement (this "Agreement") is dated as of ___________, 2005, by and among Fidelity National Financial, Inc., a Delaware corporation ("Parent"), and Fidelity National Information Services, Inc., a Delaware corporation (the "Company"). Any terms not otherwise defined herein shall have the meanings ascribed to them in that certain Stock Purchase Agreement dated as of December [__], 2004 (the "Purchase Agreement"), by and among Parent, the Company and the purchasers named therein (the "Purchasers").

                                   WITNESSETH:

            WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers are purchasing from the Company, and the Company is selling to the Purchasers, common stock of the Company initially representing 25% of its outstanding capital stock;

            WHEREAS, following consummation of the transactions contemplated by the Purchase Agreement, Parent shall own 75% of the Company's outstanding capital stock, and will receive substantial benefits in connection with the transactions contemplated by the Purchase Agreement; and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent to the Purchasers' closing the transactions contemplated by the Purchase Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Non-Competition.

      (a) For a period (the "Term") commencing on the date hereof and continuing until the first anniversary of the date (the "Separation Date") Parent ceases to beneficially own at least a majority of the outstanding capital stock of the Company, Parent agrees that it shall not, and shall cause its Affiliates (other than the Company or its Subsidiaries) not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control, other than their ownership and control of the Company and its Subsidiaries, any business, whether in corporate, proprietorship or partnership form or otherwise, engaged in a Competitive Business (defined below).

      (b) For purposes hereof, "Competitive Business" shall mean:

            (i) providing (A) retail bank core processing systems, (B) customer channel-solutions (online-retail and commercial, ATM, branch, teller and call center), (C) consumer lending and servicing systems,

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                  (D) commercial lending and servicing systems, including
                  mortgage loan origination and servicing systems, and (E) data center outsourcing services to credit unions, community banks, thrifts, data centers, banks and other financial institutions; and

            (ii) providing real estate tax, credit, flood, default and appraisal services and multiple listing software and services to financial institutions and loan servicers

      (c) Notwithstanding the foregoing, nothing contained in this Agreement shall prevent Parent from:

            (i) Engaging in any of the activities set forth on Schedule 1 hereto ("Permitted Competitive Business Activity");

            (ii) Acquiring control of a business which is engaged in a Competitive Business (an "Acquisition") and continuing to conduct such Competitive Business if, and only if, Parent presents the opportunity to make the Investment to the Board of Directors of the Company (the "Board") and (A) Parent's designees on the Board have voted in favor of the Company or one of its Subsidiaries making such Investment, and (B) the Purchasers' designees on the Board have voted against the Company or any of its Subsidiaries making such Investment; provided that, Parent has consummated the Investment on the same terms presented to the Board. Notwithstanding the foregoing, nothing contained in this clause (c)(ii) shall permit Parent to conduct any activities that constitute a Competitive Business through such acquired entity if such type of activities were not conducted by the acquired entity at the time of the Acquisition;

            (iii) Acquiring control of a business (A) which earns less than 10%
                  of its annual revenues from engaging in a Competitive Business ("Minor Competitive Activity"); provided, however that such Minor Competitive Activity shall comprise less than 10% of the annual revenues of the acquired business during the entire Term hereof, or (B) which earns more than 10%, but less than 50% of its annual revenues from engaging in a Competitive Business ("Divestible Competitive Activity"); provided, however that such Divestible Competitive Activity shall be offered to the Company within thirty (30) days after closing such acquisition at a price equal to that paid by the Parent or, if such price was not separately determined, at fair market value as determined by mutual consent of the parties or a mutually agreed upon appraisal process; or

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            (iv)  being a passive owner of less than five percent (5%) of the outstanding stock of a corporation which is publicly traded and is engaged in a Competitive Business.

2. Severability. Each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any other clauses of the Agreement. If one or more of the provisions contained herein shall for any reason be held to be excessively broad in scope, activity, subject or otherwise so as to be unenforceable at law, such provision(s) shall be construed by the appropriate judicial body by limiting or reducing it (or them) so as to be enforceable to the maximum extent under the applicable law.

3. Amendments; Waiver. Any amendment to or modification of this Agreement, or any waiver of any provision hereof, shall be in writing and signed by the Company and Parent, and shall be approved by the Purchasers. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

4. Assignment; Successors. The Company shall have the right to assign this Agreement to its successors and assigns. All covenants and agreements hereunder shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5. Equitable Relief. Parent agrees that a breach of this Agreement will result in irreparable harm to the Company and that money damages would not be a sufficient remedy for any breach of this Agreement, and that the Company shall be entitled, in addition to all other remedies available to it, to seek equitable relief, including injunction and specific performance, without the necessity of posting a bond or other security as a result of a breach or threatened breach of this Agreement.

6. Governing Law; Forum Selection Clause. This Agreement and any claims arising out of this Agreement (or any other claims arising out of the relationship between the parties) shall be governed by and construed in accordance with the laws of the State of New York and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state. Any claims or legal actions by one party against the other may be commenced and maintained in any state or federal court located in such state, and the parties hereby submit to the jurisdiction and venue of any such court.

7. Enforcement. The Purchasers shall have the right to enforce the provisions of this Agreement on behalf of the Company, including the right to commence legal proceedings.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the date first above written.

                                     COMPANY:

                                     FIDELITY NATIONAL
                                     INFORMATION SERVICES, INC.

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     PARENT:

                                     FIDELITY NATIONAL FINANCIAL, INC.

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

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                                   SCHEDULE 1

Title insurance underwriting
Title insurance agency services
Escrow and closing services
Title insurance on foreclosure transactions
Sales of title information
Title plant maintenance
Title and escrow system software development and sales of software
Title recording services
Real estate information sold in connection with providing title and escrow services
Relocation services
Real estate appraisal services(1)
Property inspection services
Real estate default and foreclosure services(1)
Loan processing and fulfillment services conducted by FNF Canada for banks in Canada.(1)

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(1)   Such activities are Permitted Competitive Business Activities only if and so long as they do not constitute a material amount of Parent's revenues.